UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2026
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 North Sam Houston Parkway West, Suite 400
Houston,	TX	77086
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 329-4500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.25 per share	OII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
2034 Notes and Indenture
On July 6, 2026, Oceaneering International, Inc. (“Oceaneering”) completed a private placement (the “Offering”) of $500,000,000 aggregate principal amount of 6.875% Senior Notes due 2034 (the “2034 Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The 2034 Notes were issued under an Indenture, dated November 21, 2014 (the “Base Indenture”), between Oceaneering and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by a Fourth Supplemental Indenture, dated July 6, 2026, between Oceaneering and the Trustee (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).
The 2034 Notes will mature on July 15, 2034 and will bear interest at a rate of 6.875% per annum. Oceaneering will pay interest on the 2034 Notes on January 15 and July 15 of each year, commencing on January 15, 2027. The 2034 Notes are Oceaneering’s general unsecured obligations and rank equally with all of Oceaneering’s existing and future senior and unsubordinated debt and senior to any of Oceaneering’s future subordinated debt. Secured debt (including obligations with respect to Oceaneering’s senior secured revolving credit facility) will be effectively senior to the 2034 Notes to the extent of the value of the assets securing such debt.
Oceaneering may redeem all or part of the 2034 Notes at any time prior to July 15, 2029 at a redemption price equal to 100% of the principal amount of the 2034 Notes being redeemed plus accrued and unpaid interest up to but not including the redemption date plus a “make-whole premium” as set forth in the Fourth Supplemental Indenture. Oceaneering may redeem all or part of the 2034 Notes at any time on or after July 15, 2029 at a redemption prices set forth below plus accrued and unpaid interest up to but not including the redemption date. The following prices are for 2034 Notes redeemed during the 12-month period commencing on July 15 of the years set forth below, and are expressed as percentages of principal amount:
Year Percentage
2029 ............................................................................................................................. 103.438%
2030 ............................................................................................................................. 101.719%
2031 and thereafter ...................................................................................................... 100.000%
The Indenture contains certain covenants that, among other things, limit the ability of Oceaneering to incur debt secured by specified liens, enter into sale and leaseback transactions and engage in specified merger, consolidation or reorganization transactions. These covenants are subject to a number of important exceptions, limitations and qualifications. The Indenture also contains customary events of default with respect to the 2034 Notes.
The foregoing description of the Base Indenture, the Fourth Supplemental Indenture and the 2034 Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Fourth Supplemental and the form of the 2034 Notes, copies of which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
The offer and sale of the 2034 Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Amendment No. 2 to Credit Agreement
On July 6, 2026, Oceaneering entered into an Agreement and Amendment No. 2 to the Credit Agreement (as defined below) with certain of Oceaneering’s subsidiaries, as guarantors, the lenders party thereto, Wells Fargo Bank, National Association, as resigning administrative agent, and JPMorgan Chase Bank, N.A., as successor administrative agent (the “Amendment”), which amended the Credit Agreement, dated as of April 8, 2022, among Oceaneering, as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended to date and by the Amendment, the “Credit Agreement”), which provides for Oceaneering’s senior secured revolving credit facility. The Amendment modified the Credit Agreement to, among other things,(i) increase the aggregate commitments of the lenders under the senior secured revolving credit facility from $215,000,000 to $345,000,000, with a $150,000,000 sublimit for the issuance of letters of credit, (ii) extend the scheduled maturity date of the commitments under the senior secured revolving credit facility from 2027 to 2031 and (iii) reduce the applicable margin on loans under the senior secured revolving credit facility from varying from 1.25% to 2.25% to 1.00% to 2.00% in the case of adjusted Base Rate (as defined in the Credit Agreement) loans and from varying from 2.25% to 3.25% to 2.00% to 3.00% in the case of Term SOFR (as defined in the Credit Agreement) loans, in each case, depending on the Consolidated Net Leverage Ratio (as defined in the Credit Agreement). The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 7.01 Regulation FD Disclosure.
As a result of the consummation of the Offering, the financing condition described in the Offer to Purchase dated June 24, 2026 with respect to Oceaneering’s previously announced cash tender offer was satisfied on July 6, 2026.
On July 6, 2026, Oceaneering issued a press release announcing its entry into the Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

4.1
Indenture, dated November 21, 2014, between Oceaneering International, Inc. and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, relating to senior debt securities of Oceaneering International, Inc. (incorporated by reference to Exhibit 4.1 to Oceaneering’s Current Report on Form 8-K filed with the SEC on November 21, 2014, File No. 001-10945).

4.2	Fourth Supplemental Indenture, dated July 6, 2026, between Oceaneering International, Inc. and Computershare Trust Company, N.A., as trustee, with respect to 6.875% Senior Notes due 2034.
4.3	Form of 6.875% Senior Notes due 2034 (included in Exhibit 4.2 above).
10.1
Agreement and Amendment No. 2 to Credit Agreement, dated as of July 6, 2026, among Oceaneering International, Inc., as borrower, the guarantors party thereto, the lenders party thereto, Wells Fargo Bank, National Association, as resigning administrative agent, and JPMorgan Chase Bank, N.A., as successor administrative agent.

99.1	Press release of Oceaneering International, Inc. dated July 6, 2026, announcing the Amendment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	July 7, 2026	By:	/S/ MICHAEL W. SUMRULD
Michael W. Sumruld
Senior Vice President and Chief Financial Officer